UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 28, 2000


                             Washington Homes, Inc.
                             ----------------------
               (Exact Name of registrant specified in its charter)


          Maryland                       1-7643                  52-0818872
          --------                       ------                  ----------
(State or other Jurisdiction          (Commission              (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


                              1802 Brightseat Road
                          Landover, Maryland 20785-4235
                          -----------------------------
                    (Address of principal executive offices)
                  Registrant's telephone number: (301) 772-8900

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Item 5.  Other Events.
         -------------

     On August 28, 2000, Washington Homes, Inc. (the "Registrant") announced that it and Hovnanian Enterprises, Inc. ("Hovnanian") have entered into an Agreement and Plan of Merger providing, subject to the terms and conditions set forth therein, for the merger of Washington Homes, Inc. with and into a wholly owned subsidiary of Hovnanian. A copy of the press release is attached as an exhibit hereto and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (c)  Exhibits

              99.1  Press Release dated August 28, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WASHINGTON HOMES, INC.
                                        ----------------------
                                             (Registrant)


                                        By: /s/ Christopher Spendley
                                            ------------------------
                                            Christopher Spendley
                                            Senior Vice President
                                            and Secretary


Date: August 30, 2000

                                INDEX TO EXHIBITS
                                -----------------


Exhibit Number    Exhibit
--------------    -------

     99.1         Press Release dated August 28, 2000